UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HOSTESS BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

HOSTESS BRANDS, INC. c/o Continental Stock Transfer & Trust Co. 1 State Street, New York NY 10004	You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

Hostess Brands, Inc.
1 E. Armour Boulevard Kansas City, Missouri 64111

NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS
to be held on
June 7, 2018

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.
At the meeting, you will need to request a ballot to vote your shares.

Dear Stockholder,

The 2018 Annual Meeting of Stockholders of Hostess Brands, Inc. will be held at Loose Mansion, 101 E. Armour Boulevard, Kansas City, Missouri 64111, on Thursday, June 7, 2018, at 10:00 AM (local time).

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a proposal to elect to the Company’s Board of Directors two persons nominated by the Board of Directors;

(2)	To consider and act upon a non-binding advisory resolution to approve the compensation paid to the Company’s named executive officers for the fiscal 2017 year.

(3)	To consider and act upon a non-binding advisory proposal on the frequency of future say-on-pay votes.

(4)	To consider and act upon a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year;

(5)	To address such other matters as may properly come before the 2018 annual meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote “FOR” all nominees under Proposal 1, “FOR” Proposal 2, “ONE YEAR” on Proposal 3 and “FOR” Proposal 4.

Vote Your Proxy on the Internet:
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.	Go to http://www.cstproxyvote.com
Have your notice available when you
access the above website. Follow
the prompts to vote your shares.
CONTROL NUMBER

The Proxy Materials are available for review at:

http://www.cstproxy.com/hostessbrands/2018

Hostess Brands, Inc.

1 E. Armour Boulevard, Kansas City, Missouri 64111

Important Notice Regarding the Availability of Proxy Materials For the 2018 Annual Meeting of Stockholders to be Held On June 7, 2018

The following Proxy Materials are available to you to review at: http://www.cstproxy.com/hostessbrands/2018

-	the Company’s Annual Report for the year ended December 31, 2017
-	the Company’s 2018 Proxy Statement
-	the Proxy Card
-	any amendments to the foregoing materials that are required to be furnished to stockholders

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 25, 2018 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, proxy number, and account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-888-266-6791,

or

By logging on to http://www.cstproxy.com/hostessbrands/2018

or

By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.